UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21309
                                                     ---------

             Advent Claymore Convertible Securities and Income Fund
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               (Exact name of registrant as specified in charter)


                 1065 Avenue of the Americas, New York, NY 10018
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               (Address of principal executive offices) (Zip code)

                             Robert White, Treasurer
                 1065 Avenue of the Americas, New York, NY 10018
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 479-0675
                                                           --------------
                       Date of fiscal year end: October 31
                                                ----------
                    Date of reporting period: April 30, 2009
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


    SEMIANNUAL
        REPORT
April 30, 2009
   (Unaudited)

                                           Advent Claymore Convertible   |   AVK
                                           Securities and Income Fund

Logo: ADVENT CAPITAL MANAGEMENT
Logo: Claymore(SM)
                                                            www.claymore.com/avk
                                                  ... YOUR BRIDGE TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                          ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND



The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/AVK, you will find:

o Daily, weekly and monthly data on share prices, net asset values, dividends and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.



2 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund



Photo of: Tracy V. Maitland


Tracy V. Maitland
President and Chief Executive Officer


Dear SHAREHOLDER |

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the "Fund"). This report covers the Fund's performance for the semiannual period ended April 30, 2009.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in lower grade, non-convertible income securities. Due to recent market volatility, the Fund may not be invested at these levels at all times. Convertible securities represented 79.7% of the portfolio as of April 30, 2009.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended April 30, 2009, the Fund generated a total return based on market price of -7.60% and a return of 8.75% based on NAV. As of April 30, 2009, the Fund's market price of $11.40 represented a discount of 11.56% to NAV of $12.89.

The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares ("AMPS"). As of October 31, 2008, the Fund's leverage was $275 million. On December 1, 2008, the Fund announced a partial at-par redemption of its outstanding AMPS, liquidation preference $25,000 per share. Between December 23, 2008, and January 14, 2009, the Fund redeemed $13 million of its outstanding AMPS at prices equal to the liquidation preference per share, plus accumulated but unpaid dividends as of the applicable redemption date. Since January 14, 2009, the Fund's leverage has been maintained at $262 million.

The Fund has six series of AMPS, three that auction each week and three that auction every 28 days. The broad auction-rate preferred securities market remains essentially frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, AMPS holders will continue to be entitled to receive dividends on the AMPS they hold. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater. During the six-month period ended April 30, 2009, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.48% to 5.76%. We will continue to evaluate the benefits and effects of leverage on the Fund, as well as exploring other methods of utilizing leverage.

In each month from December 2008 through May 2009, the Fund declared monthly distributions of $0.0939 per common share. This monthly distribution rate reflects a reduction of $0.0779 per share from the previous monthly distribution rate of $0.1718 per common share, which was maintained through November 2008. The Fund's management believes that reducing the distribution is a necessary step to enhance our ability to maintain and potentially grow the Fund's net asset value--which should benefit the Fund's shareholders over time. The


                                          Semiannual Report | April 30, 2009 | 3

AVK | Advent Claymore Convertible Securities and Income Fund | DEAR SHAREHOLDER continued


current distribution represents an annualized distribution rate of 9.88% based upon the closing market price of $11.40 on April 30, 2009. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage common shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 28 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' distributions in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the share price is depressed than when the price is higher.

The following Questions & Answers section provides more information about the factors that affected the Fund's performance.

We are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/avk.



Sincerely,

/s/ Tracy V. Maitland

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund
June 2, 2009


4 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS &
ANSWERS

QUESTIONS & ANSWERS |


Advent Claymore Convertible Securities and Income Fund (the "Fund") is managed by a team of seasoned professionals at Advent Capital Management, LLC, ("Advent"), led by Tracy V. Maitland, Advent's President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2009.


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WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND HOW YOU SEEK TO ACHIEVE THEM?

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. The Fund expects to invest approximately 70% of its assets in lower-grade securities; however, from time to time it is possible that all of the Fund's assets may be invested in lower-grade securities. Due to recent market volatility, the Fund may not be invested at these levels at all times.

More than half of the convertible market and a large portion of the Fund's convertible investments are in securities issued by growth companies--particularly companies within the health care and technology sectors. Growth companies generally issue convertible bonds or convertible preferred stocks as a means of raising capital to build their businesses. Convertibles represent something of a hybrid between equity and debt as a way to raise capital for growth; convertibles generally have a lower interest rate than non-convertible bonds, but entail less dilution than issuing common stock. By offering convertible preferreds, companies can raise capital while helping to keep their credit ratings higher than if they offered bonds. This is because issuing bonds would increase the proportion of debt on an issuing company's balance sheet, making a downgrade in credit rating more likely, while preferred stock is classified as equity. Credit ratings are especially important to financial companies, which are significant issuers of convertible preferred securities, since a lower credit rating generally results in higher borrowing costs.

The Fund's flexibility to shift between convertibles and high-yield bonds, also known as "junk" bonds, helps provide diversification on an asset, sector and security level. Among the attractions of convertible securities are that they generally offer a yield advantage over common stocks; they have tended to capture much of the upside when equity prices move up in stronger markets; and the yield advantage has historically provided inherent downside protection in weaker markets. However, there is no assurance that convertible securities will participate significantly in any upward movement of the underlying common stock or that they will provide protection from downward movements.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST SIX
MONTHS.

In the last annual report for this Fund, published six months ago, we described a financial crisis that originated with the end of a housing boom fueled by excessively easy credit. In early December 2008, the National Bureau of Economic Research (NBER) officially declared that the U.S. economy had fallen into a recession that began in December 2007. The U.S. economy continued to contract in subsequent months, with drops in real Gross Domestic Product, a broad measure of economic activity, at annual rates of more than 6% in the fourth quarter of 2008 and the first quarter of 2009.

After the September failure of Lehman Brothers Holdings Inc., the credit markets became so intolerant of risk that they were essentially frozen. As fearful investors sought the protection of U.S. Treasury securities, interest spreads between Treasury securities and bonds with any degree of credit risk widened dramatically, and there were pronounced declines in the market values of asset classes that carried any degree of risk.

The market for convertible securities, which in the past have been less volatile than equities, was truly disastrous for several months. In September 2008, the return of the Merrill Lynch All U.S. Convertibles Index was -14.59%, and in October the return was -17.99%. These negative monthly returns rival the biggest annual losses for convertibles in recorded history, which extends back to 1953. To provide context for the pronounced decline last fall, the worst year ever for convertibles was 1969, with a loss of about 15%. A major reason for the recent poor performance of convertibles was selling by hedge funds, which had made leveraged investments in convertibles while shorting the underlying common stocks. Due to scarce available credit, the result was that convertible securities were dumped on the market regardless of fundamentals, and prices dropped precipitously.

Sometime in November, this forced selling came to an end. It appeared that holders of convertible securities that had to sell had finished selling, and other buyers noticed the unusual opportunity presented by very low prices of convertibles. There was considerable buying by managers of equity and bond accounts, many of which can use convertibles, since convertibles are debt instruments that convert into equities. From mid-November through


                                          Semiannual Report | April 30, 2009 | 5

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS & ANSWERS continued


the end of this reporting period, there was a significant rebound in convertibles. Positive returns were recorded by the Merrill Lynch All U.S. Convertibles Index in four of the five months from December through April; return of the index for the six-month period from October 31, 2008, through April 30, 2009, was 11.50%.

Equity and bond markets began to recover at about the same time, though markets have remained quite volatile, and returns for many indices were negative for the six months ended April 30, 2009. The Standard & Poor's 500 Index, which is generally regarded as a good indicator of the broad stock market, returned -8.53% for the six-month period ended April 30, 2009. In contrast to prior periods, bonds with more credit risk generally performed better than less risky bonds. The Barclays Capital US Aggregate Bond Index (formerly the Lehman Aggregate), which measures the return of the high-quality U.S. bond market as a whole, returned 7.74%, but the return of the Merrill Lynch High Yield Master II Index, which measures performance of the high-yield bond market, was 15.20%.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended April 30, 2009, the Fund generated a total return based on market price of -7.60% and a return of 8.75% based on NAV. As of April 30, 2009, the Fund's market price of $11.40 represented a discount of 11.56% to NAV of $12.89. As of October 31, 2008, the Fund's market price of $13.11 represented a premium of 4.71% to NAV of $12.52. The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. During the six months from October 31, 2008, through April 30, 2009, the swing from a premium over NAV to a discount from NAV inhibited the share price performance.


--------------------------------------------------------------------------------
WHAT WERE THE MAJOR INVESTMENT DECISIONS THAT AFFECTED THE FUND'S PERFORMANCE?

Of course we are pleased to report a positive return at NAV for this period, after a massive setback in the disastrous market of the Fund's prior fiscal year. In retrospect, it is clear that our cautiousness in managing the Fund was the main reason its return was less than the rebound of the Merrill Lynch All U.S. Convertibles Index for the six months ended April 2009. As markets once again began to embrace risk, following the credit panic of 2008, securities with lower credit quality and those in industries considered to be more risky generally performed best. Over this period, the weighted average credit rating of the securities in the Fund's portfolio was BB+, which is the highest rating for below- investment-grade bonds, and just a small step below investment-grade. In light of the very difficult market conditions in the early portion of the period, we felt that this emphasis on more conservative, higher quality securities was appropriate, even though the Fund has the ability to be invested entirely in below-investment-grade securities. However, the lowest rated and riskiest securities, which had fallen to extremely low levels in the autumn of 2008, moved up sharply during this period. The Fund's portfolio, with an emphasis on higher quality within the realm of below- investment-grade securities, did not recover as strongly as riskier securities did.

Our cautiousness, which we consider appropriate for a time of extreme market turmoil, took several forms. For much of the period, the Fund had a higher than usual cash position in order to minimize volatility and also to keep favorable AAA credit ratings on the Fund's auction market preferred shares. In addition, we maintained a weighted average credit rating of approximately BB+. This quality profile detracted, as lower-rated securities performed better. The Fund's leverage contributed to performance, but the positive effect of the leverage was insufficient to overcome our lower level of credit risk in this unusually sharp market rebound.

Negative for performance was the Fund's considerable weight in health care, which represented 20.7% of the portfolio as of April 30, 2009. Health care is an industry that is relatively insensitive to economic conditions, and health care investments held up well during the recession, contributing to performance in prior periods. Most of the Fund's health care positions are in strong companies such as Teva Pharmaceutical Finance LLC (3.1% of long-term investments), the world's largest generic drug company, and medical device manufacturer Medtronic, Inc. (2.8% of long-term investments). These companies have enjoyed increasing cash flow and have not needed additional funding, but during the recent rebound, performance of health care issues lagged. On one hand, few health care companies will benefit from economic recovery. On the other hand, there is some concern about how changes in health care policy implemented by the new Democratic administration might affect the profitability of health care companies. We are comfortable with our health care investments, especially considering that past experience indicates that industries that have price controls generally have wider profit margins and stronger credit ratings than companies that are exposed to freer competition.


6 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS & ANSWERS continued


During the first half of the fiscal period, one of the largest single positions was a convertible preferred of Mylan, Inc. (2.0% of long-term investments), which also provided the highest return to the portfolio, as the company's earnings proved surprisingly strong thanks to synergies realized from an acquisition. The next biggest contribution was also in health care. Our position in Schering-Plough Corporation (1.3% of long-term investments) convertible preferred shares surged when the company became the object of an acquisition by joint-venture partner, Merck & Co., Inc. (not held in the portfolio at period end). The third largest contribution was from Johnson Controls, Inc. (0.8% of long-term investments), a provider of products that optimize energy usage in buildings and vehicles. The company issued a new convertible bond that promptly surged in price as economic prospects improved and many cyclical stocks like Johnson Controls--with notable exposure to the global auto industry--enjoyed a sharp recovery. The biggest detractor from performance was Avery Dennison (not held in portfolio at period end), followed by two financials, KeyCorp (0.6% of long-term investments) and SLM Corp. (0.7% of long-term investments). KeyCorp shares suffered on continued worries about bad loans and capital adequacy, while SLM was hit by proposed legislation that might effectively nationalize the student loan business and thereby bypass much of SLM's business. Avery Dennison Corporation's formerly stable office supplies business weakened sharply following a major acquisition and an increase in financial leverage just in time for the recession. A tender offer by Avery Dennison induced us to convert to common on favorable terms, but the stock tumbled, and we sold at a loss.


--------------------------------------------------------------------------------
HOW HAS THE FUND'S LEVERAGE STRATEGY AFFECTED PERFORMANCE?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares ("AMPS").

As of October 31, 2008, the Fund's leverage was $275 million. On December 1, 2008, the Fund announced a partial at-par redemption of its outstanding AMPS, liquidation preference $25,000 per share. Between December 23, 2008, and January 14, 2009, the Fund redeemed $13 million of its outstanding AMPS at prices equal to the liquidation preference per share, plus accumulated but unpaid dividends as of the applicable redemption date. Since January 14, 2009, the Fund's leverage has been maintained at $262 million.

The Fund has six series of AMPS, three that auction each week and three that auction every 28 days. The broad auction-rate preferred securities market remains essentially frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, AMPSholders will continue to be entitled to receive dividends on the AMPS they hold. This maximum rate is determined based upon a multiple of or a spread to LIBOR, whichever is greater. During the six-month period ended April 30, 2009, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.48% to 5.76%.

We will continue to evaluate the benefits and effects of leverage on the Fund, as well as explore other types of leverage. Given the very low interest rates that have been established for the Fund's AMPS over the last six months, the leverage has been helpful as the market has rebounded. During this period leverage has helped to create capital appreciation and has contributed to income, since the portfolio is yielding more than the cost of leverage.

There is no guarantee that the Fund's leverage strategy will be successful, and the Fund's use of leverage may cause the Fund's NAV and market price of common shares to be more volatile. Leverage adds value only when the total return on securities purchased exceeds the cost of leverage.


--------------------------------------------------------------------------------
WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS AND THE FUND?
Six months ago, we said that market conditions for equities, bonds and convertible securities were so bad that some improvement seemed almost inevitable, and, in fact, we have seen considerable recovery since then. There are early signs of improvement in some broad economic statistics, and credit markets have definitely improved in the last few months. After several months of frozen markets, in early 2009 a few investment grade companies floated new issues of straight bonds. Then it became possible for a few speculative bond issuers to float new bonds. Next, the market for convertible bonds re-opened, initially with companies rated BBB and BB; more recently, some lower-rated companies have been able to issue convertibles.


                                          Semiannual Report | April 30, 2009 | 7

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS & ANSWERS continued


Our outlook for the convertible market is very positive for the months ahead. Rising prices of debt instruments such as high yield bonds and bank loans are positive, since fixed-income values are the underpinning of convertible securities. Experience from past recessions indicates that the economy and the stock market recover after credit markets begin to improve. An improving economy will mean more new issues of bonds and convertibles, as companies seek to fund their growth and to strengthen their balance sheets.

Over time, convertible securities have historically provided equity-like returns at lower risk by capturing much of the appreciation of common stocks, while yielding more than equities and experiencing less price deterioration during market corrections. So we find convertibles very attractive at current prices; in fact, approximately 80% of the Fund's portfolio is invested in convertibles, well above the 60% requirement. The Fund's return has lagged returns of some other convertible funds over the last few months, in part because some other funds have invested more heavily in high-yield straight bonds, which have recently performed very well. But we believe that convertibles, with their equity-like returns and lower risk, will provide superior returns over the long term.



--------------------------------------------------------------------------------

The conversion premium reflects the market price of a convertible relative to the market value of the common shares into which the convertible security can be converted. For example, a bond trading at a par value of $1,000 that is convertible into 20 shares trading at $40 would have a conversion premium of 25% over its conversion value of $800. The lower the conversion premium, the more upside there is for convertible investors. If the stock performs poorly, the convertible normally provides downside protection based on its yield and its fixed-income value.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
INDEX DEFINITIONS:

Indices are unmanaged and it is not possible to invest directly in any index.

The Merrill Lynch All U.S. Convertibles Index (VXA0) is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007, but are not eligible for the Global Aggregate Index.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.


8 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | QUESTIONS & ANSWERS continued



--------------------------------------------------------------------------------
AVK RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

CONVERTIBLE SECURITIES. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price, " which is the predetermined price at which the convertible security could be exchanged for the associated stock.

SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

LOWER GRADE SECURITIES. Investing in lower grade securities (commonly known as "junk bonds") involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

LEVERAGE RISK. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

INTEREST RATE RISK. In addition to the risks discussed above, convertible securities and non-convertible income securities are subject to certain risks, including:

o if interest rates go up, the value of convertible securities and nonconvertible income securities in the Fund's portfolio generally will decline;

o during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

o during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

ILLIQUID INVESTMENTS. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

FOREIGN SECURITIES AND EMERGING MARKETS RISK. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund's investment opportunities.

STRATEGIC TRANSACTIONS. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

AUCTION MARKET PREFERRED SHARES (AMPS) RISK. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may buy or sell AMPS only through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

In addition to the risks described above, the Fund is also subject to:
Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.claymore.com/avk for a more detailed discussion about Fund risks and considerations.


                                          Semiannual Report | April 30, 2009 | 9

AVK | Advent Claymore Convertible Securities and Income Fund



Fund SUMMARY | AS OF APRIL 30, 2009 (unaudited)



FUND STATISTICS
-------------------------------------------------------
Share Price                                      $11.40
Common Share Net Asset Value                     $12.89
Premium/Discount to NAV                         -11.56%
Net Assets Applicable to Common Shares ($000)  $304,075
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 4/30/03)                MARKET           NAV
-------------------------------------------------------
Six Month                          -7.60%         8.75%
One Year                          -45.26%       -42.08%
Three Year - average annual       -14.41%       -13.68%
Five Year - average annual         -4.47%        -4.78%
Since Inception -average annual    -3.19%        -0.93%
-------------------------------------------------------

                                         % OF LONG-TERM
TOP TEN INDUSTRIES                          INVESTMENTS
-------------------------------------------------------
Pharmaceuticals                                   11.1%
Healthcare Products & Healthcare Services          9.6%
Real Estate Investment Trusts                      9.3%
Telecommunications                                 8.9%
Banks                                              7.0%
Oil & Gas and Oil & Gas Services                   5.7%
Biotechnology                                      5.6%
Mining                                             4.5%
Semiconductors                                     4.5%
Diversified Financial Services                     4.1%
-------------------------------------------------------

                                         % OF LONG-TERM
TOP TEN ISSUERS                             INVESTMENTS
-------------------------------------------------------
Transocean, Inc.                                   3.2%
Teva Pharmaceutical Finance LLC                    3.1%
Medtronic, Inc.                                    2.8%
Newell Rubbermaid, Inc.                            2.3%
Bank of America Corp.                              2.2%
Vale Capital Ltd.                                  2.1%
Mylan, Inc.                                        2.0%
Carnival Corp.                                     1.7%
Freeport-McMoRan Copper & Gold, Inc.               1.7%
Intel Corp.                                        1.7%
-------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/avk. The above summaries are provided for informational purposes only and should not be viewed as recommendations.





Line Chart:
SHARE PRICE &NAV PERFORMANCE
                              Share price             NAV
5/1/08                        23.4                    24.93
                              23.59                   25.13
                              23.5                    25.11
                              23.53                    25.2
                              23.29                   24.96
                              23.52                   25.04
                              23.53                   24.95
                              23.68                   25.02
                              23.5                    24.91
                              23.7                    24.97
                              23.85                   25.24
                              23.87                   25.42
                              23.9                    25.46
                              23.89                   25.31
                              23.75                   25.06
                              23.89                   25.02
                              23.85                   24.77
                              23.77                   24.83
                              23.58                   24.89
                              23.88                   24.92
                              23.89                   25.04
                              24.05                    24.9
                              24.17                   24.84
                              23.94                   24.76
                              24.08                   25.11
                              23.57                   24.73
                              23.52                   24.69
                              23.25                   24.68
                              22.59                   24.26
                              22.44                   24.24
                              22.61                   24.48
                              22.84                   24.59
                              22.83                   24.56
                              22.84                   24.48
                              22.73                   24.51
                              22.72                   24.17
                              22.48                   24.12
                              22.43                   23.93
                              22.57                   24.05
                              22.42                   23.61
                              22.29                    23.6
                              22.24                   23.52
                              22.14                   23.43
                              21.99                   23.17
                              21.52                   22.95
                              21.15                   22.69
                              21.29                   22.91
                              21.04                   22.74
                              20.88                   22.65
                              20.47                   22.33
                              20.01                    22.2
                              19.25                   21.96
                              20.03                   22.11
                              20.47                   22.24
                              20.14                    22.3
                              20.22                   22.43
                              20.19                    22.5
                              20.39                   22.48
                              20.19                   21.98
                              19.99                   22.08
                              19.85                   21.83
                              20.17                   22.11
                              20.15                   22.33
                              19.99                   22.19
                              20.2                    22.04
                              20.04                   21.75
                              20.01                   21.93
                              19.95                   22.03
                              19.79                   21.82
                              19.96                   22.02
                              19.92                   22.09
                              19.76                    21.9
                              19.54                   21.74
                              19.5                     21.9
                              19.39                    21.9
                              19.28                   21.69
                              18.99                   21.54
                              18.93                   21.65
                              18.91                   21.69
                              19.09                   21.84
                              18.7                    21.54
                              18.76                   21.66
                              19.07                   21.87
                              19.52                    22.1
                              19.58                   21.99
                              19.51                   21.79
                              19.38                   21.72
                              18.89                   21.27
                              18.78                   21.36
                              18.89                   21.53
                              18.56                   20.75
                              18.28                   20.84
                              17.92                   20.73
                              18.34                   20.94
                              17.96                    20.1
                              17.42                   20.14
                              16.77                   19.24
                              16.47                   19.75
                              17.77                   20.27
                              17.59                   19.87
                              17.25                   19.56
                              16.66                   19.38
                              17.3                    19.34
                              17.5                    18.87
                              16.65                   17.59
                              15.97                   18.01
                              15.8                    17.78
                              15.39                   16.79
                              15.19                   16.72
                              13.57                   15.76
                              13.23                   15.05
                              11.85                   14.51
                              10.35                   13.61
                              8.91                    12.72
                              10.72                   13.66
                              11.56                   14.15
                              10.66                      13
                              10.86                   12.93
                              11.7                     12.9
                              11.94                   13.16
                              11.46                   12.96
                              10.47                   12.33
                              10.8                    11.86
                              10.22                   11.58
                              10.88                   11.17
                              11.2                    11.52
                              11.43                   11.91
                              12.39                   12.23
                              13.11                   12.52
                              13.38                   12.67
                              13.81                   13.28
                              13.5                    12.91
                              13.44                   12.47
                              13.35                   12.66
                              13.34                   12.61
                              12.4                    12.34
                              11.71                   11.84
                              11.67                   12.19
                              11.01                      12
                              10.41                   11.65
                              9.96                    11.49
                              9.7                     10.99
                              8.49                    10.23
                              8.18                    10.23
                              9.23                     10.6
                              9                       10.84
                              9.59                    11.11
                              10.09                   11.12
                              9.31                     10.7
                              8.8                     10.81
                              8.73                    10.84
                              8.37                    10.67
                              8.37                    10.82
                              8.59                    11.06
                              8.55                    11.04
                              8.71                    11.14
                              8.07                    10.86
                              7.99                    10.97
                              7.81                    10.93
                              8.08                     11.3
                              8.38                    11.37
                              8.81                     11.4
                              9.18                    11.49
                              9.6                     11.35
                              10.04                   11.41
                              10.2                    11.44
                              10.2                    11.42
                              9.81                     11.5
                              10.17                   11.72
                              10.95                   11.89
                              11.71                   12.08
                              12.06                   12.29
                              12.06                   12.66
                              11.55                   12.57
                              11.63                   12.64
                              11.85                   12.58
                              11.7                    12.41
                              11.64                   12.44
                              11.53                   12.17
                              11.4                    12.09
                              11.7                     12.1
                              11.6                    11.61
                              11.65                   11.85
                              11.7                    11.71
                              11.52                   11.72
                              11.65                   11.83
                              11.55                   11.89
                              12.15                   12.36
                              12.29                   12.11
                              11.99                   11.93
                              11.75                   11.84
                              11.99                   11.95
                              11.83                   11.92
                              11.73                   12.08
                              11.87                   12.26
                              11.9                    12.29
                              11.74                   11.98
                              11.38                   11.99
                              11.4                    12.02
                              11.21                   11.96
                              10.32                   11.56
                              10.03                   11.58
                              10                       11.5
                              9.75                    11.42
                              9.26                    11.29
                              9.78                    11.54
                              9.77                    11.54
                              10.1                    11.34
                              9.56                    11.16
                              9                       10.84
                              8.74                     10.8
                              9.44                    10.93
                              8.75                    10.68
                              8.51                    10.65
                              8.2                     10.62
                              8.71                    10.93
                              9.05                    10.89
                              9.45                    11.08
                              9.45                    11.16
                              9.54                    11.12
                              9.44                    11.23
                              9.51                    11.36
                              9.41                    11.37
                              9.39                    11.31
                              10.34                   11.74
                              10.23                   11.63
                              10.38                   11.61
                              10.43                    11.8
                              10.18                   11.73
                              9.86                     11.4
                              9.92                    11.63
                              10.18                   11.71
                              10.54                   12.06
                              10.55                   12.17
                              10.36                   12.15
                              10.37                   12.01
                              10.58                   12.14
                              11                      12.64
                              10.94                   12.56
                              10.61                   12.48
                              10.89                   12.53
                              11.21                   12.79
                              11.42                   12.74
                              10.88                    12.2
                              10.82                   12.43
                              10.74                   12.44
                              10.85                   12.51
                              11.01                   12.76
                              11.21                   12.59
                              11.14                   12.55
                              11.32                   12.84
4/30/09                       11.4                    12.89



Bar Chart:
MONTHLY DIVIDENDS PER SHARE
May 08  0.1718
June    0.1718
July    0.1718
Aug     0.1718
Sep     0.1718
Oct     0.1718
Nov     0.1718
Dec     0.0939
Jan 09  0.0939
Feb     0.0939
Mar     0.0939
Apr     0.0939



Pie Chart:
PORTFOLIO COMPOSITION (% of Total Investments)
ASSET CLASS
 Convertible Securities                79.7%
 High Yield Securities                 13.2%
 Short-Term Investments                 7.1%


10 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund

Portfolio of INVESTMENTS | APRIL 30, 2009 (unaudited)


NUMBER
OF SHARES                                                             VALUE
----------------------------------------------------------------------------
            LONG-TERM INVESTMENTS - 167.0%
            CONVERTIBLE PREFERRED STOCKS - 37.3%
            ADVERTISING - 1.4%
 360,985    Interpublic Group Cos., Elf Special Financing Ltd.,
            1.67%, 2009 (Cayman Islands) (a)(b)                $  4,240,230
----------------------------------------------------------------------------
            AGRICULTURE - 2.5%
 108,000    Archer-Daniels-Midland Co., 6.25%, 2011 (c)           3,620,160
   6,725    Bunge Ltd., 5.125%, 2010 (Bermuda)                    3,177,562
  10,300    Bunge Ltd., 4.875%, 2049 (Bermuda)                      709,413
----------------------------------------------------------------------------
                                                                  7,507,135
----------------------------------------------------------------------------
            AUTO PARTS & EQUIPMENT - 2.9%
 130,650    Autoliv, Inc., 8.00%, 2012                            4,699,481
  42,500    Johnson Controls, Inc., 11.50%, 2012                  4,044,300
----------------------------------------------------------------------------
                                                                  8,743,781
----------------------------------------------------------------------------
            BANKS - 6.8%
  11,303    Bank of America Corp., Ser. L, 7.25%, 2049            6,521,831
 177,065    Citigroup, Inc., Ser. T, 6.50%, 2015                  5,595,254
  44,000    Keycorp, Ser. A, 7.75%, 2049                          2,882,000
   9,158    Wells Fargo & Co., Ser. L, 7.50%, 2049                5,659,644
----------------------------------------------------------------------------
                                                                 20,658,729
----------------------------------------------------------------------------
            CHEMICALS - 1.7%
 187,100    Celanese Corp., 4.25%, 2049                           5,343,576
----------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES - 1.2%
  12,379    SLM Corp., Ser. C, 7.25%, 2010                        3,657,994
----------------------------------------------------------------------------
            HEALTHCARE SERVICES - 0.6%
   4,500    HealthSouth Corp., Ser. A, 6.50%, 2049                1,930,500
----------------------------------------------------------------------------
            INSURANCE - 1.0%
  70,000    Reinsurance Group of America, Equity
            Security Unit, 5.75%, 2051                            2,926,875
----------------------------------------------------------------------------
            MINING - 5.5%
   1,500    Freeport-McMoRan Copper & Gold, Inc.,
            Ser. B, 5.50%, 2049                                   1,483,500
  70,000    Freeport-McMoRan Copper & Gold, Inc.,
            6.75%, 2010                                           4,707,500
 300,000    Vale Capital Ltd., Ser. RIO, 5.50%,
            2010 (Brazil) (c)                                    10,503,000
----------------------------------------------------------------------------
                                                                 16,694,000
----------------------------------------------------------------------------
            PHARMACEUTICALS - 5.5%
  11,900    Mylan, Inc., 6.50%, 2010 (c)                         10,138,800
  32,000    Schering-Plough Corp., 6.00%, 2010                    6,759,680
----------------------------------------------------------------------------
                                                                 16,898,480
----------------------------------------------------------------------------
            PIPELINES - 0.9%
   4,400    El Paso Corp., 4.99%, 2049                            2,745,600
----------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS - 1.6%
 106,000    Simon Property Group, Inc., Ser. I, 6.00%, 2049       4,834,660
----------------------------------------------------------------------------
            SAVINGS & LOANS - 2.1%
 192,788    New York Community Capital Trust V, 6.00%, 2051       6,265,610
----------------------------------------------------------------------------
            TELECOMMUNICATIONS - 2.5%
 128,095    Crown Castle International Corp., 6.25%, 2012         5,861,627
   4,143    Lucent Technologies Capital Trust I, 7.75%, 2017      1,682,058
----------------------------------------------------------------------------
                                                                  7,543,685
----------------------------------------------------------------------------

NUMBER
OF SHARES                                                             VALUE
----------------------------------------------------------------------------

----------------------------------------------------------------------------
            TRANSPORTATION - 1.1%
  54,800    Bristow Group, Inc., 5.50%, 2009                   $  1,807,852
   2,550    Kansas City Southern, 5.125%, 2049                    1,609,473
----------------------------------------------------------------------------
                                                                  3,417,325
----------------------------------------------------------------------------
            TOTAL CONVERTIBLE PREFERRED STOCKS - 37.3%
            (Cost $127,225,207)                                 113,408,180
----------------------------------------------------------------------------



PRINCIPAL
AMOUNT                                                                VALUE
----------------------------------------------------------------------------
            CONVERTIBLE BONDS - 106.0%
            AEROSPACE/DEFENSE - 1.8%
$5,275,000  Alliant Techsystems, Inc., BB-, 2.75%, 9/15/11     $  5,400,281
----------------------------------------------------------------------------
            AGRICULTURE - 0.8%
 2,500,000  Archer-Daniels-Midland Co., A, 0.875%, 2/15/14 (c)    2,303,125
----------------------------------------------------------------------------
            AIRLINES -0.6%
 2,000,000  Continental Airlines, Inc., B-, 5.00%, 6/15/23        1,780,000
----------------------------------------------------------------------------
            AUTO PARTS & EQUIPMENT -1.6%
 4,250,000  BorgWarner, Inc., BBB, 3.50%, 4/15/12                 4,930,000
----------------------------------------------------------------------------
            BANKS - 3.2%
 5,496,000  National City Corp., A, 4.00%, 2/01/11                5,145,630
 2,500,000  SVB Financial Group, NR, 3.875%, 4/15/11 (a)          1,990,625
 3,000,000  US Bancorp, AA, 0.0%, 12/11/35 (b)                    2,767,500
----------------------------------------------------------------------------
                                                                  9,903,755
----------------------------------------------------------------------------
            BEVERAGES - 0.5%
 1,400,000  Molson Coors Brewing Co., BBB, 2.50%, 7/30/13         1,492,750
----------------------------------------------------------------------------
            BIOTECHNOLOGY - 9.4%
 8,500,000  Amgen, Inc., A+, 0.125%, 2/01/11 (c)                  7,958,125
 1,000,000  Amylin Pharmaceuticals, Inc., NR, 3.00%, 6/15/14        605,000
 5,000,000  Gilead Sciences, Inc., NR, 0.50%, 5/01/11             6,337,500
 6,000,000  Life Technologies Corp., BB+, 3.25%, 6/15/25          6,052,500
 3,500,000  Millipore Corp., BB-, 3.75%, 6/01/26                  3,355,625
   930,000  OSI Pharmaceuticals, Inc., NR, 3.00%, 1/15/38           795,150
 3,500,000  United Therapeutics Corp., NR, 0.50%, 10/15/11        3,578,750
----------------------------------------------------------------------------
                                                                 28,682,650
----------------------------------------------------------------------------
            COAL - 0.9%
 4,500,000  Massey Energy Co., BB-, 3.25%, 8/01/15                2,784,375
----------------------------------------------------------------------------
            COMMERCIAL SERVICES - 1.7%
 4,600,000  Quanta Services, Inc., NR, 3.75%, 4/30/26 (c)         5,267,000
----------------------------------------------------------------------------
            COMPUTERS - 4.3%
 4,150,000  DST Systems, Inc., NR, 4.125%, 8/15/23 (d)            4,098,125
 5,000,000  EMC Corp., A-, 1.75%, 12/01/11 (c)                    5,243,750
 2,000,000  EMC Corp., A-, 1.75%, 12/01/13 (c)                    2,065,000
 2,150,000  Maxtor Corp., B, 2.375%, 8/15/12                      1,679,688
----------------------------------------------------------------------------
                                                                 13,086,563
----------------------------------------------------------------------------
            DISTRIBUTION/WHOLESALE - 0.6%
 2,250,000  WESCO International, Inc., B, 1.75%, 11/15/26         1,777,500
----------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES - 3.7%
 5,000,000  Affiliated Managers Group, Inc., BBB-,
            3.95%, 8/15/38 (a)                                    4,006,250
 9,000,000  Nasdaq OMX Group, BB+, 2.50%, 8/15/13                 7,211,250
----------------------------------------------------------------------------
                                                                 11,217,500
----------------------------------------------------------------------------


See notes to financial statements.

                                         Semiannual Report | April 30, 2009 | 11

AVK | Advent Claymore Convertible Securities and Income Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued


PRINCIPAL
AMOUNT                                                                VALUE
----------------------------------------------------------------------------
            ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
$4,250,000  Suntech Power Holdings Co. Ltd., NR,
            0.25%, 2/15/12 (Cayman Islands)                      $3,830,312
----------------------------------------------------------------------------
            HEALTHCARE PRODUCTS - 10.5%
 3,300,000  Beckman Coulter, Inc., BBB, 2.50%, 12/15/36 (c)       3,345,375
 3,000,000  Fisher Scientific International, Inc., BBB+,
            3.25%, 3/01/24                                        3,528,750
10,069,000  Hologic, Inc., B+, 2.00%, 12/15/37 (d)                7,174,162
 2,500,000  Integra LifeSciences Holdings Corp., NR,
            2.75%, 6/01/10 (a)                                    2,334,375
15,600,000  Medtronic, Inc., AA-, 1.625%, 4/15/13                14,137,500
 1,250,000  NuVasive, Inc., NR, 2.25%, 3/15/13 (a)                1,279,688
----------------------------------------------------------------------------
                                                                 31,799,850
----------------------------------------------------------------------------
            HEALTHCARE SERVICES - 1.8%
 6,050,000  Laboratory Corp. of America Holdings, BBB-,
            0.00%, 9/11/21 (c) (e)                                5,392,062
----------------------------------------------------------------------------
            HOUSEWARES - 2.2%
 4,588,000  Newell Rubbermaid, Inc., BBB-, 5.50%, 3/15/14 (c)     6,738,625
----------------------------------------------------------------------------
            INSURANCE - 2.2%
 6,760,000  Old Republic International Corp., NR, 8.00%, 5/15/12  6,709,300
----------------------------------------------------------------------------
            IRON/STEEL - 3.0%
 3,600,000  ArcelorMittal, BBB+, 5.00%, 5/15/14 (Luxembourg)      3,734,532
 4,950,000  United States Steel Corp., BB, 4.00%, 5/15/14         5,296,500
----------------------------------------------------------------------------
                                                                  9,031,032
----------------------------------------------------------------------------
            LEISURE TIME - 2.9%
 9,000,000  Carnival Corp., BBB+, 2.00%, 4/15/21 (Panama) (c)     8,797,500
----------------------------------------------------------------------------
            MINING - 1.2%
 3,250,000  Newmont Mining Corp., BBB+, 1.625%, 7/15/17 (c)       3,550,625
----------------------------------------------------------------------------
            MISCELLANEOUS MANUFACTURING - 2.4%
 4,250,000  Danaher Corp., A+, 0.00%, 1/22/21 (e)                 3,835,625
 2,700,000  Textron, Inc., Ser. TXT, BBB-, 4.50%, 5/01/13         2,915,406
 1,000,000  Trinity Industries, Inc., BB-, 3.875%, 6/01/36          561,250
----------------------------------------------------------------------------
                                                                  7,312,281
----------------------------------------------------------------------------
            OIL & GAS -  8.1%
 1,000,000  Chesapeake Energy Corp., BB, 2.75%, 11/15/35            856,250
 5,000,000  Petroplus Finance Ltd., Ser. PPHN, BB-,
            3.375%, 3/26/13 (Switzerland)                         4,039,715
 3,500,000  SOCO Finance Jersey Ltd., Ser. SIA, NR,
            4.50%, 5/16/13 (United Kingdom)                       3,280,550
12,500,000  Transocean, Inc., Ser. A, BBB+,
            1.625%, 12/15/37 (Cayman Islands) (c) (f)            11,703,125
 5,400,000  Transocean, Inc., Ser. B, BBB+,
            1.50%, 12/15/37 (Cayman Islands) (c)                  4,799,250
----------------------------------------------------------------------------
                                                                 24,678,890
----------------------------------------------------------------------------
            OIL & GAS SERVICES - 0.7%
 2,500,000  SESI LLC, BB+, 1.50%, 12/15/26 (d)                    2,053,125
----------------------------------------------------------------------------
            PHARMACEUTICALS - 11.4%
 2,500,000  Allergan, Inc., NR, 1.50%, 4/01/26                    2,565,625
 6,200,000  King Pharmaceuticals, Inc., BB, 1.25%, 4/01/26        4,681,000
 4,000,000  Medicis Pharmaceutical Corp., NR, 2.50%, 6/04/32      3,430,000
 3,000,000  Omnicare, Inc., Ser. OCR, B+, 3.25%, 12/15/35         2,070,000
 7,400,000  Shire PLC, Ser. REGs, NR, 2.75%, 5/09/14
            (Channel Islands)                                     6,155,823
15,150,000  Teva Pharmaceutical Finance LLC, Ser. C, BBB+,
            0.25%, 2/01/26 (Israel) (f)                          15,888,563
----------------------------------------------------------------------------
                                                                 34,791,011
----------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                    VALUE
----------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS - 14.0%
$3,000,000  Boston Properties LP, A-, 2.875%, 2/15/37          $  2,546,250
 2,170,000  Boston Properties LP, A-, 3.625%, 2/15/14 (a)         1,730,575
 4,200,000  BRE Properties, Inc., BBB, 4.125%, 8/15/26 (c)        3,585,750
 5,100,000  Digital Realty Trust LP, NR, 5.50%, 4/15/29 (a)       5,010,750
 2,700,000  Home Properties, Inc., NR, 4.125%, 11/01/26 (a)       2,387,070
 5,308,000  Hospitality Properties Trust, BBB, 3.80%, 3/15/27     4,140,240
 7,005,000  Host Hotels & Resorts LP, BB+, 2.625%, 4/15/27 (a)    5,665,294
 1,750,000  Host Hotels & Resorts LP, BB+, 3.25%, 4/15/24 (a)     1,690,938
 2,700,000  Macerich Co., NR, 3.25%, 3/15/12 (a)                  1,913,625
 8,530,000  Reckson Operating Partnership LP, BB+,
            4.00%, 6/15/25 (c)                                    7,847,600
 3,198,000  UDR, Inc., BBB, 4.00%, 12/15/35                       2,910,180
 3,421,000  Vornado Realty Trust, BBB, 3.625%, 11/15/26 (c)       3,070,347
----------------------------------------------------------------------------
                                                                 42,498,619
----------------------------------------------------------------------------
            SEMICONDUCTORS - 7.4%
10,000,000  Intel Corp., A-, 2.95%, 12/15/35                      8,625,000
 7,840,000  Linear Technology Corp., Ser. A, NR, 3.00%, 5/01/27   6,536,600
 5,700,000  ON Semiconductor Corp., Ser. B, B+,
            0.00%, 4/15/24 (e)                                    5,322,375
 2,000,000  Skyworks Solutions, Inc., NR, 1.25%, 3/01/10          2,185,000
----------------------------------------------------------------------------
                                                                 22,668,975
----------------------------------------------------------------------------
            SOFTWARE - 1.1%
 3,369,000  Novell, Inc., NR, 0.50%, 7/15/24                      3,360,578
----------------------------------------------------------------------------
            TELECOMMUNICATIONS - 6.7%
 5,330,000  Alcatel-Lucent USA, Inc., Ser. A, B+,
            2.875%, 6/15/23                                       4,923,587
 8,600,000  NII Holdings, Inc., NR, 3.125%, 6/15/12               6,321,000
 6,000,000  Qwest Communications International, Inc., B+,
            3.50%, 11/15/25                                       5,902,500
 4,500,000  Virgin Media, Inc., B-, 6.50%, 11/15/16 (a)           3,301,875
----------------------------------------------------------------------------
                                                                 20,448,962
----------------------------------------------------------------------------
            TOTAL CONVERTIBLE BONDS - 106.0%
            (Cost $316,518,612)                                 322,287,246
----------------------------------------------------------------------------

            CORPORATE BONDS - 23.7%
            BANKS - 1.6%
 6,000,000  Bank of America Corp., A, 5.65%, 5/01/18              4,892,550
----------------------------------------------------------------------------
            COMMUNICATIONS, MEDIA & ENTERTAINMENT - 1.0%
 3,000,000  Rainbow National Services LLC, BB, 8.75%, 9/01/12 (a) 3,075,000
----------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES - 2.0%
 6,250,000  American Express Co., BBB+, 7.00%, 3/19/18            5,937,425
----------------------------------------------------------------------------
            HEALTHCARE PRODUCTS - 1.4%
 4,100,000  Hanger Orthopedic Group, Inc., CCC+, 10.25%, 6/01/14  4,223,000
----------------------------------------------------------------------------
            HEALTHCARE SERVICES - 1.8%
 3,000,000  HCA, Inc., BB-, 9.25%, 11/15/16                       2,977,500
 2,500,000  HCA, Inc., BB, 8.50%, 4/15/19 (a)                     2,528,125
----------------------------------------------------------------------------
                                                                  5,505,625
----------------------------------------------------------------------------
            HOLDING COMPANIES - DIVERSIFIED - 1.7%
 6,000,000  Leucadia National Corp., BB+, 8.125%, 9/15/15         5,070,000
----------------------------------------------------------------------------
            HOUSEWARES - 1.6%
 4,505,000  Newell Rubbermaid, Inc., BBB-, 10.60%, 4/15/19        4,926,470
----------------------------------------------------------------------------
            MINING - 0.8%
 2,600,000  Freeport-McMoRan Copper & Gold, Inc., BBB-,
            8.375%, 4/01/17                                       2,551,614
----------------------------------------------------------------------------


See notes to financial statements.


12 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

PRINCIPAL
AMOUNT                                                                VALUE
----------------------------------------------------------------------------
            MISCELLANEOUS MANUFACTURING -  2.0%
$5,720,000  Ingersoll-Rand Global Holding Co. Ltd., BBB+,
            9.50%, 4/15/14 (Bermuda)                           $  5,989,097
----------------------------------------------------------------------------
            OFFICE/BUSINESS EQUIPMENT - 0.8%
 3,500,000  Xerox Capital Trust I, BB+, 8.00%, 2/01/27            2,451,575
----------------------------------------------------------------------------
            OIL & GAS SERVICES - 0.8%
 4,500,000  CCS, Inc., B-, 11.00%, 11/15/15 (Canada) (a)          2,452,500
----------------------------------------------------------------------------
            PHARMACEUTICALS - 1.5%
 4,760,000  Axcan Intermediate Holdings, Inc., B,
            12.75%, 3/01/16                                       4,688,600
----------------------------------------------------------------------------
            PIPELINES - 1.0%
 3,000,000  Williams Cos., Inc., BB+, 8.125%, 3/15/12             3,075,000
----------------------------------------------------------------------------
            TELECOMMUNICATIONS - 5.7%
 5,150,000  CC Holdings GS V LLC, BB, 7.75%, 5/01/17 (a)          5,227,250
 6,173,000  Centennial Cellular Co., B, 10.125%, 6/15/13          6,435,353
 5,500,000  Intelsat Jackson Holdings Ltd., CCC+,
            11.25%, 6/15/16 (Bermuda)                             5,651,250
----------------------------------------------------------------------------
                                                                 17,313,853
----------------------------------------------------------------------------
            TOTAL CORPORATE BONDS - 23.7%
            (Cost $74,156,409)                                   72,152,309
----------------------------------------------------------------------------
            TOTAL LONG-TERM INVESTMENTS - 167.0%
            (Cost $517,900,228)                                 507,847,735
----------------------------------------------------------------------------

NUMBER
OF SHARES                                                             VALUE
----------------------------------------------------------------------------
            MONEY MARKET FUNDS - 12.7%
21,416,481  Dreyfus Treasury & Agency Cash Management -
            Investor Shares                                    $ 21,416,481
17,186,431  Goldman Sachs Financial Prime Obligations            17,186,431
----------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $38,602,912)                                   38,602,912
----------------------------------------------------------------------------
            TOTAL INVESTMENTS - 179.7%
            (Cost $556,503,140)                                 546,450,647
            TOTAL VALUE OF OPTIONS WRITTEN
            (Premiums received $168,571) - (0.1%)                  (217,750)
            Other assets in excess of liabilities - 6.5%         19,842,021
            Preferred Stock, at redemption value -
            (-86.1% of Net Assets Applicable to
            Common Shareholders or -47.9% of
            Total Investments)                                 (262,000,000)
----------------------------------------------------------------------------
            NET ASSETS APPLICABLE TO
            COMMON SHAREHOLDERS - 100.0%                       $304,074,918
============================================================================


CONTRACTS
(100 SHARES                                              EXPIRATION     EXERCISE     MARKET
PER CONTRACT)    OPTIONS WRITTEN (G)                           DATE        PRICE      VALUE
-------------------------------------------------------------------------------------------
                 CALL OPTIONS WRITTEN
     100         Amgen, Inc.                               May 2009        50.00  $   7,600
     100         Archer-Daniels-Midland Co.                May 2009        27.00      2,600
     100         BRE Properties, Inc.                      May 2009        25.00     21,500
     100         Beckman Coulter, Inc.                     May 2009        55.00      4,500
      25         Beckman Coulter, Inc.                  August 2009        55.00      7,750
      75         Beckman Coulter, Inc.                  August 2009        60.00     10,500
      75         Carnival Corp.                            May 2009        27.50      7,500
     150         EMC Corp.                                 May 2009        13.00      4,350
     100         Laboratory Corp. of America Holdings      May 2009        65.00     11,000
     125         Mylan. Inc.                               May 2009        15.00      1,875
     200         Newell Rubbermaid, Inc.                   May 2009         7.50     58,000
     100         Newmont Mining Corp.                     June 2009        46.00      8,750
      50         Quanta Services, Inc.                     May 2009        25.00      2,750
      75         SL Green Realty Corp.                     May 2009        17.50     16,875
     125         Transocean Ltd                            May 2009        75.00      5,000
     100         Vale Capital Ltd.                         May 2009        17.00      5,400
     275         Vale Capital Ltd.                         May 2009        16.00     28,050
     100         Vornado Realty Trust                     June 2009        60.00     13,750
-------------------------------------------------------------------------------------------
                 TOTAL OPTIONS WRITTEN
                 (Premiums received $168,571)                                     $ 217,750
===========================================================================================

LLC - Limited Liability Corp.

LP - Limited Partnership

PLC - Public Limited Company

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, these securities amounted to 16.1% of net assets.

(b)  Floating rate security. The rate shown is as of April 30, 2009.

(c) All or a portion of this security position represents cover (directly or through conversion rights) for outstanding options written.

(d) Security is a "step down" bond where the coupon decreases or steps down at a predetermined date.

(e)  Zero-coupon bond.

(f) All or a portion of these securities have been physically segregated in connection with swap agreements.

(g)  Non-income producing security.

Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.


See notes to financial statements.

                                         Semiannual Report | April 30, 2009 | 13

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of ASSETS AND LIABILITIES | APRIL 30, 2009 (unaudited)


ASSETS
   Investments in securities, at value (cost $556,503,140)                                        $546,450,647
   Cash                                                                                              1,946,653
   Restricted cash                                                                                   4,077,141
   Receivable for securities sold                                                                   21,903,480
   Interest receivable                                                                               3,932,838
   Dividends receivable                                                                                779,160
   Other assets                                                                                         10,525
---------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 579,100,444
---------------------------------------------------------------------------------------------------------------
LIABILITIES
   Custodian bank                                                                                      274,516
   Payable for securities purchased                                                                 11,734,399
   Net unrealized depreciation on swaps                                                                227,791
   Options written, at value (premiums received of $168,571)                                           217,750
   Advisory fee payable                                                                                216,153
   Dividends payable - preferred shares                                                                 97,720
   Servicing fee payable                                                                                65,984
   Administration fee payable                                                                            9,973
   Accrued expenses and other liabilities                                                              181,240
---------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             13,025,526
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCK, AT REDEMPTION VALUE
   Auction Market Preferred Shares
   $0.001 par value per share; 10,480 authorized, issued and outstanding at
      $25,000 per share liquidation preference                                                     262,000,000
---------------------------------------------------------------------------------------------------------------
                                                                                                  $304,074,918
===============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common Stock, $0.001 par value per share; unlimited number of shares authorized,
      23,580,877 shares issued and outstanding                                                    $     23,581
   Additional paid-in capital                                                                      558,103,419
   Net unrealized depreciation on investments, swaps, options and foreign
    currency translation                                                                           (10,349,100)
   Accumulated net realized gain (loss) on investments, swaps, options and
    foreign currency transactions                                                                 (235,209,136)
   Distributions in excess of net investment income                                                 (8,493,846)
---------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      $304,074,918
===============================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
   (based on 23,580,877 common shares outstanding)                                                $      12.89
===============================================================================================================

See notes to financial statements.

14 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED APRIL 30, 2009 (unaudited)


INVESTMENT INCOME
   Dividends                                                                    $  6,061,595
   Interest (net of foreign withholding tax credits of $2,082)                     8,304,606
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                $ 14,366,201
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                    1,447,631
   Servicing agent fee                                                               562,967
   Preferred share maintenance                                                       352,423
   Professional fees                                                                 125,831
   Trustees' fees and expenses                                                        76,920
   Printing                                                                           66,263
   Fund accounting                                                                    65,371
   Administration fee                                                                 60,047
   Custodian                                                                          42,059
   Insurance                                                                          37,165
   ICI dues                                                                           16,739
   NYSE listing fee                                                                   10,829
   Transfer agent                                                                     10,572
   Rating agency fee                                                                   9,495
   Miscellaneous                                                                       8,242
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 2,892,554
   Advisory and Servicing agent fees waived                                                           (348,504)
---------------------------------------------------------------------------------------------------------------
      Net expenses                                                                                   2,544,050
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                         11,822,151
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   SWAPS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                                                 (123,963,422)
      Swaps                                                                                         (7,920,717)
      Options                                                                                          110,453
      Foreign currency transactions                                                                   (105,658)
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                  140,503,277
      Swaps                                                                                          6,260,085
      Options                                                                                          (49,179)
      Foreign currency translation                                                                     (64,919)
---------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SWAPS, OPTIONS AND
      FOREIGN CURRENCY TRANSACTIONS                                                                 14,769,920
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME                                  (2,717,680)
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS            $ 23,874,391
===============================================================================================================

See notes to financial statements.

                                         Semiannual Report | April 30, 2009 | 15

AVK | Advent Claymore Convertible Securities and Income Fund

Statement of CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS |

                                                                           FOR THE SIX MONTHS            FOR THE
                                                                         ENDED APRIL 30, 2009         YEAR ENDED
                                                                                  (UNAUDITED)   OCTOBER 31, 2008
-----------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS:
   Net investment income                                                        $ 11,822,151       $  39,162,979
   Net realized gain (loss) on investments, swaps, options and
      foreign currency transactions                                             (131,879,344)        (90,749,975)
   Net change in unrealized appreciation (depreciation) on investments,
   swaps, options and foreign currency translation                               146,649,264        (254,292,055)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   From net investment income                                                     (2,717,680)        (11,491,856)
   From net realized gains                                                                --            (716,084)
-----------------------------------------------------------------------------------------------------------------
                                                                                  (2,717,680)        (12,207,940)
-----------------------------------------------------------------------------------------------------------------
   Net increase/decrease in net assets applicable to Common Shareholders
      resulting from operations                                                   23,874,391         (318,086,991
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                   (15,115,936)        (48,148,533)
   From net realized gains                                                                --          (3,000,244)
   Return of capital                                                                      --            (363,640)
-----------------------------------------------------------------------------------------------------------------
   Total dividends and distributions to common shareholders                      (15,115,936)        (51,512,417)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Reinvestment of dividends                                                         214,968             395,146
-----------------------------------------------------------------------------------------------------------------
      Total increase/decrease in net assets                                        8,973,423        (369,204,262)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Beginning of period                                                           295,101,495         664,305,757
-----------------------------------------------------------------------------------------------------------------
   End of period (including distributions in excess of net investment income of
   $8,493,846 and $2,482,381, respectively)                                     $304,074,918       $ 295,101,495
=================================================================================================================


See notes to financial statements.

16 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund

Financial HIGHLIGHTS |

                                                               FOR THE SIX
                                                              MONTHS ENDED            FOR THE            FOR THE            FOR THE
PER SHARE OPERATING PERFORMANCE                             APRIL 30, 2009         YEAR ENDED         YEAR ENDED         YEAR ENDED
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD            (UNAUDITED)  OCTOBER 31, 2008   OCTOBER 31, 2007   OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     12.52     $        28.23        $     26.82        $     25.69
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (c)                                          0.50               1.66               1.94               1.99
   Net realized and unrealized gain/loss on investments,
      swaps, options and foreign currency transactions                0.63             (14.66)              2.68               2.28
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   From net investment income (common share equivalent basis)        (0.12)             (0.49)             (0.52)             (0.56)
   From net realized gains (common share equivalent basis)              --              (0.03)             (0.11)                --
------------------------------------------------------------------------------------------------------------------------------------
   Total preferred distributions (common share equivalent basis)     (0.12)             (0.52)             (0.63)             (0.56)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                   1.01             (13.52)              3.99               3.71
------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED SHARES' OFFERING EXPENSES CHARGED
TO PAID-IN-CAPITAL IN EXCESS OF PAR VALUE                               --                 --                 --                 --*
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                       (0.64)             (2.05)             (2.08)             (2.58)
   From net realized gain                                               --              (0.13)             (0.50)                --
   Return of capital                                                    --              (0.01)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Shareholders                     (0.64)             (2.19)             (2.58)             (2.58)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $     12.89     $        12.52        $     28.23        $     26.82
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                    $     11.40     $        13.11        $     25.15        $     27.03
====================================================================================================================================
TOTAL INVESTMENT RETURN (d)
   Net asset value                                                    8.75%            -51.06%             15.63%             15.15%
   Market value                                                      -7.60%            -41.96%              2.48%             26.86%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, applicable to Common Shareholders,
      end of period (thousands)                                $   304,075     $      295,101        $   664,306        $   627,383
   Preferred shares, at redemption value ($25,000 per share
      liquidation preference) (thousands)                      $   262,000     $      275,000        $   275,000        $   275,000
   Preferred shares asset coverage per share                   $    54,015     $       51,827        $    85,391        $    82,035
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES:
   Net Expenses, after fee waiver                                     1.86%(e)           1.22%              1.08%              1.12%
   Net Expenses, before fee waiver                                    2.11%(e)           1.47%              1.37%              1.41%
   Net Investment Income, after fee waiver, prior to effect
      of dividends to preferred shares                                8.62%(e)           7.14%              7.09%              7.62%
   Net Investment Income, before fee waiver, prior to effect
      of dividends to preferred shares                                8.37%(e)           6.89%              6.80%              7.33%
   Net Investment Income, after fee waiver, after effect
      of dividends to preferred shares                                6.64%(e)           4.92%              4.80%              5.49%
   Net Investment Income, before fee waiver, after effect
      of dividends to preferred shares                                6.39%(e)           4.67%              4.51%              5.20%
RATIOS TO AVERAGE MANAGED ASSETS: (f)
   Net Expenses, after fee waiver                                     0.95%(e)           0.81%              0.76%              0.77%
   Net Expenses, before fee waiver                                    1.08%(e)           0.98%              0.96%              0.97%
   Net Investment Income, after fee waiver, prior to effect
      of dividends to preferred shares                                4.41%(e)           4.76%              4.97%              5.26%
   Net Investment Income, before fee waiver, prior to effect
      of dividends to preferred shares                                4.28%(e)           4.59%              4.77%              5.06%
Portfolio turnover rate                                                 76%                87%                76%                81%

*    Amount less than $0.01.

(a)  Commencement of operations.

(b) Before reimbursement of offering expenses charged to capital during the period.

(c)  Based on average shares outstanding during the period.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) Managed assets are equal to net assets applicable to Common Shareholders plus outstanding leverage such as the liquidation value of preferred shares.


See notes to financial statements.

                                         Semiannual Report | April 30, 2009 | 17

AVK | Advent Claymore Convertible Securities and Income Fund | FINANCIAL HIGHLIGHTS continued

                                                                                                                     FOR THE PERIOD
                                                                                   FOR THE              FOR THE   APRIL 30, 2003 (a)
PER SHARE OPERATING PERFORMANCE                                                 YEAR ENDED           YEAR ENDED             THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                      OCTOBER 31, 2005     OCTOBER 31, 2004    OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $     26.10        $     26.14(b)       $    23.88(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (c)                                                          2.33               2.41                0.93
   Net realized and unrealized gain/loss on investments,
      swaps, options and foreign currency transactions                                0.10               0.08                2.28
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   From net investment income (common share equivalent basis)                        (0.35)             (0.15)              (0.03)
   From net realized gains (common share equivalent basis)                              --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
   Total preferred distributions (common share equivalent basis)                     (0.35)             (0.15)              (0.03)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                   2.08               2.34                3.18
------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED SHARES' OFFERING EXPENSES CHARGED
TO PAID-IN-CAPITAL IN EXCESS OF PAR VALUE                                               --              (0.05)              (0.06)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                       (2.49)             (2.15)              (0.86)
   From net realized gain                                                               --              (0.18)                 --
   Return of capital                                                                    --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Shareholders                                     (2.49)             (2.33)              (0.86)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $     25.69        $     26.10          $    26.14
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                                    $     23.62        $     25.41          $    24.95
====================================================================================================================================
TOTAL INVESTMENT RETURN (d)
   Net asset value                                                                    8.14%              8.93%              13.29%
   Market value                                                                       2.52%             11.44%               3.40%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, applicable to Common Shareholders, end of period (thousands)    $   599,998        $   609,455          $  610,415
   Preferred shares, at redemption value ($25,000 per share
      liquidation preference) (thousands)                                      $   275,000        $   275,000          $  215,000
   Preferred shares asset coverage per share                                   $    79,545        $    80,405          $   95,978
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHARES:
   Net Expenses, after fee waiver                                                     1.12%              1.05%              0.88%(e)
   Net Expenses, before fee waiver                                                    1.41%              1.33%              1.12%(e)
   Net Investment Income, after fee waiver, prior to effect of
      dividends to preferred shares                                                   8.90%              9.07%              7.51%(e)
   Net Investment Income, before fee waiver, prior to effect of
      dividends to preferred shares                                                   8.61%              8.79%              7.27%(e)
   Net Investment Income, after fee waiver, after effect of
      dividends to preferred shares                                                   7.56%              8.49%              7.28%(e)
   Net Investment Income, before fee waiver, after effect of
      dividends to preferred shares                                                   7.27%              8.21%              7.04%(e)
RATIOS TO AVERAGE MANAGED ASSETS: (f)
   Net Expenses, after fee waiver                                                     0.77%              0.75%              0.73%(e)
   Net Expenses, before fee waiver                                                    0.97%              0.95%              0.93%(e)
   Net Investment Income, after fee waiver, prior to effect of
      dividends to preferred shares                                                   6.14%              6.44%              6.27%(e)
   Net Investment Income, before fee waiver, prior to effect of
      dividends to preferred shares                                                   5.94%              6.24%              6.07%(e)
Portfolio turnover rate                                                                 64%               112%                34%

*    Amount less than $0.01.

(a)  Commencement of operations.

(b) Before reimbursement of offering expenses charged to capital during the period.

(c)  Based on average shares outstanding during the period.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) Managed assets are equal to net assets applicable to Common Shareholders plus outstanding leverage such as the liquidation value of preferred shares.


18 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund


Notes to FINANCIAL STATEMENTS | APRIL 30, 2009 (unaudited)



Note 1 - ORGANIZATION:

Advent Claymore Convertible Securities and Income Fund (the "Fund") was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of April 30, 2009 were as follows:

CATEGORY
(VALUE IN $000S)       SECURITIES     DERIVATIVES            TOTAL
------------------------------------------------------------------
Assets:
Level 1                 $ 152,011       $      --        $ 152,011
Level 2                   394,440              --          394,440
Level 3                        --              --               --
------------------------------------------------------------------
Total                   $ 546,451       $      --        $ 546,451
------------------------------------------------------------------

Liabilities:
Level 1                 $      --       $     218        $     218
Level 2                        --             228              228
Level 3                        --              --               --
------------------------------------------------------------------
Total                   $      --       $     446        $     446
------------------------------------------------------------------

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


                                         Semiannual Report | April 30, 2009 | 19

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) CONTINUED


Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(D) COVERED CALL OPTIONS

The Fund may employ an option strategy of writing (selling) covered call options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, or to protect the value of the Fund's portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(E) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Total return swap agreements involve commitments to receive (and pay) interest over a floating rate (LIBOR) based on a notional amount. To the extent the total return of the security (price changes, interest paid/received, rebate earned on collateral posted by the Fund) is positive, the Fund will receive a payment from the counterparty (or if negative, make a payment to the counterparty). The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. This line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.


20 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) CONTINUED


(F) SECURITIES LENDING

The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of April 30, 2009, the Fund had no securities on loan.

(G) CONCENTRATION OF RISK

It is the Fund's policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.


Note 3 - INVESTMENT MANAGEMENT AGREEMENT, SERVICING AGREEMENT AND OTHER
AGREEMENTS:

Pursuant to the Investment Management Agreement (the "Agreement") between the Fund and Advent Capital Management, LLC, the Fund's investment adviser (the "Advisor"), the Advisor is responsible for the daily management for the Fund's portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Advisor will receive an annual fee from the Fund based on the average value of the Fund's Managed Assets, which includes the amount from the issuance of the Preferred Shares. In addition, subject to the approval of the Fund's Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed by the Fund to the Advisor. For the six months ended April 30, 2009, the Advisor was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund's Managed Assets. In addition, the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of 0.115% of the average value of Managed Assets for the first five years of the Fund's operations ending April 30, 2008. Effective May 1, 2008, the Advisor waived receipt of a portion of the management fee or other expenses of the Fund in the amount of 0.065% of the average value of Managed Assets for an additional one year. For the six months ended April 30, 2009, the Advisor waived advisory fees of $174,252. Effective May 1, 2009, the Advisory Fee waiver was reduced to 0.03% of the average value of Managed Assets for an additional year.

Pursuant to a Servicing Agreement between the Fund and Claymore Securities, Inc., the Fund's servicing agent (the "Servicing Agent"), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund's Managed Assets. The fee will be determined as follows:

(a) If the average value of the Fund's Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund's Managed Assets. In addition, the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of 0.085% of the average value of Managed Assets for the first five years of the Fund's operations ending April 30, 2008. Effective May 1, 2008, the Servicing Agent waived receipt of a portion of the servicing fee of the Fund in the amount of 0.065% of the average value of Managed Assets for an additional one year. For the six months ended April 30, 2009, the Servicing Agent waived fees of $174,252. Effective May 1, 2009, the Servicing Fee waiver was reduced to 0.04% of the average value of Managed Assets for an additional year.

The fee waivers of the Advisor and the Servicing Agent are contractual commitments of more than one year and are not subject to recoupment.


                                         Semiannual Report | April 30, 2009 | 21

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) CONTINUED


The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Claymore Advisors, LLC provides Fund Administration services to the Fund. As compensation for its services performed under the Administration Agreement, Claymore Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                              RATE
----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%
----------------------------------------------------------------

Certain officers and trustees of the Fund are also officers and directors of the Advisor or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund can avoid a 4% federal excise tax that is assessed on the amount of the under-distribution.

At April 30, 2009, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swap agreements are as follows:

                                                                                                        NET TAX
                 COST OF                                                            NET TAX          UNREALIZED
             INVESTMENTS            GROSS TAX              GROSS TAX             UNREALIZED        DEPRECIATION
                 FOR TAX           UNREALIZED              UNREALIZED       DEPRECIATION ON  ON DERIVATIVES AND
                PURPOSES         APPRECIATION            DEPRECIATION           INVESTMENTS    FOREIGN CURRENCY
---------------------------------------------------------------------------------------------------------------
            $564,511,393          $18,399,185           $(36,459,931)         $(18,060,746)          $(296,607)
---------------------------------------------------------------------------------------------------------------

As of October 31, 2008, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

                 UNDISTRIBUTED    UNDISTRIBUTED
                      ORDINARY        LONG-TERM
                       INCOME/           GAINS/
                  (ACCUMULATED     (ACCUMULATED
                ORDINARY LOSS)    CAPITAL LOSS)
------------------------------------------------
                            $0     $(96,787,165)
------------------------------------------------

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities.

At October 31, 2008, for federal income tax purposes, the Fund had a capital loss carryforward of $96,787,165 available to offset possible future capital gains. The capital loss carryforward is set to expire on October 31, 2016.

For the years ended October 31, 2008 and October 31, 2007, the tax character of distributions paid of $54,863,421 and $53,996,821 was ordinary income, $8,493,296 and $21,390,145 was long-term capital gain, and $363,640 and $0 was return of capital, respectively.

On July 13, 2006, the FASB released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined it does not have any impact on the financial statements as of April 30, 2009. There is no tax liability


22  | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) CONTINUED


resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in twelve months.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2009, open Federal and state income tax years include the tax years ended October 31, 2005, 2006, 2007 and 2008. The Fund has no examination in progress.


Note 5 - INVESTMENTS IN SECURITIES AND DERIVATIVES:

For the six months ended April 30, 2009, purchases and sales of investments, excluding options and short-term securities, were $344,259,217 and $336,049,653, respectively.

The Fund entered into credit default swap agreements during the six months ended April 30, 2009 to generate additional income. As of April 30, 2009, the Fund had swaps with a total notional value of $8,800,000 outstanding. Details of the swap agreements outstanding as of April 30, 2009 were as follows:

CREDIT DEFAULT SWAP AGREEMENTS:
                                                                          BUY/              NOTIONAL    PAYING      UNREALIZED
                                                                          SELL TERMINATION    AMOUNT     FIXED   APPRECIATION/
COUNTERPARTY                    REFERENCE ENTITY                    PROTECTION        DATE     (000)      RATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets        Burlington Northern Santa Fe Corp.         Buy  06/20/2014    $1,250     1.00%     $  (17,062)
Citigroup Global Markets        CSX Corp.                                  Buy  06/20/2014     2,500     1.00%        (79,635)
Citigroup Global Markets        Home Depot, Inc.                           Buy  06/20/2014     2,050     1.00%        (44,494)
JPMorgan Chase & Co.            LVMH Moet Hennessy Louis Vuitton           Buy  03/20/2014     3,000     1.45%        (86,600)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $ (227,791)
==============================================================================================================================

For each credit default swap noted, the Fund pays a fixed rate. The market value of the swaps outstanding reflects the current payable for the underlying asset.

The Fund entered into written option contracts during the period ended April 30, 2009. Details of the transactions were as follows:

                                                  NUMBER OF CONTRACTS    PREMIUMS RECEIVED
-------------------------------------------------------------------------------------------
Options outstanding, beginning of year                              0             $       0
Options written during the period                               8,028               645,115
Options expired during the period                              (2,473)             (177,919)
Options closed during the period                               (3,480)             (290,570)
Options assigned during the period                               (100)               (8,055)
-------------------------------------------------------------------------------------------
Options outstanding, end of period                              1,975             $ 168,571
===========================================================================================

Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund issued 18,019 shares during the six months ended April 30, 2009, and 31,536 shares during the year ended October 31, 2008. At April 30, 2009, Advent Capital Management LLC, the Fund's investment adviser, owned 7,357 shares of the Fund.

PREFERRED SHARES

On June 19, 2003, the Fund's Board of Trustees authorized the issuance of Auction Market Preferred Shares ("AMPS"), as part of the Fund's leverage strategy. AMPS issued by the Fund have seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.



                                         Semiannual Report | April 30, 2009 | 23

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) CONTINUED


During the six months ended April 30, 2008, the following preferred share redemptions occurred:

              NUMBER OF
                  SHARES             AMOUNT                  REDEMPTION
SERIES          REDEEMED            REDEEMED                       DATE
-----------------------------------------------------------------------
M7                   102          $2,550,000          December 23, 2008
T28                  102          $2,550,000           January 14, 2009
W7                   102          $2,550,000          December 26, 2008
W28                   56          $1,400,000            January 2, 2009
TH28                 102          $2,550,000            January 2, 2009
F7                    56          $1,400,000          December 29, 2008

Dividends are accumulated daily at a rate set through an auction process. The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the seven day LIBOR Rate for a dividend period of 7 to 21 days, and the one month LIBORRate for a dividend period of more than 21 days, but fewer than 49 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund's leverage as well as any alternative that may be available.

For the six months ended April 30, 2009, the annualized dividend rates ranged from:

                    HIGH                 LOW            AT APRIL 30, 2009
--------------------------------------------------------------------------
Series M7           3.39%                1.49%                       1.57%
Series T28          4.78                 1.58                        1.72
Series W7           3.27                 1.48                        1.58
Series W28          5.54                 1.66                        1.69
Series TH28         5.76                 1.66                        1.69
Series F7           3.41                 1.49                        1.57

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.


Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.


Note 9 - SUBSEQUENT EVENT:

On May 1, 2009, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on May 29, 2009 to shareholders of record on May 15, 2009. On June 1, 2009, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on June 30, 2009 to shareholders of record on June 15, 2009.



24 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) CONTINUED



Note 10 - ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. In September 2008, the FASB issued a Staff Position amending SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This amendment would require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument. This amendment is effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. As of April 30, 2009, management does not believe the adoption of SFAS No. 161 nor amended SFAS No. 133 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

In April 2009, the FASB issued FSP FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. In addition, FSP 157-4 requires disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of FSP 157-4 is not expected to have a significant impact on these financial statements.



                                         Semiannual Report | April 30, 2009 | 25

AVK | Advent Claymore Convertible Securities and Income Fund


Supplemental INFORMATION | (unaudited)



FEDERAL INCOME TAX INFORMATION

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

TRUSTEES

The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

                                                                                         NUMBER OF
NAME, ADDRESS, YEAR OF   TERM OF OFFICE*   PRINCIPAL OCCUPATIONS   DURING                FUNDS IN
BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                       FUND COMPLEX**       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                            OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Daniel Black+            Since 2005        Partner, the Wicks Group of Cos., LLC          3                   Director of Penn
Year of birth: 1960                        (2003-present). Formerly, Managing Director                        Foster Education
Trustee                                    and Co-head of the Merchant Banking Group at                       Group, Inc.
                                           BNY Capital Markets, a division of The Bank
                                           of New York Co., Inc. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes++      Since 2005        Private Investor (2001-present). Formerly,     44                  None.
Year of birth: 1951                        Senior Vice President, Treasurer PepsiCo,
Trustee                                    Inc. (1993-1997), President, Pizza Hut
                                           International (1991-1993) and Senior Vice
                                           President, Strategic Planning and New
                                           Business Development (1987-1990) of PepsiCo,
                                           Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Derek Medina+            Since 2003        Senior Vice President, Business Affairs at     3                   Director of Young
Year of birth: 1966                        ABC News (2008-present). Vice President,                           Scholars' Institute.
Trustee                                    Business Affairs and News Planning at ABC
                                           News (2003-2008). Formerly, Executive
                                           Director, Office of the President at ABC
                                           News (2000-2003). Former Associate at Cleary
                                           Gottlieb Steen & Hamilton (law firm)
                                           (1995-1998). Former associate in Corporate
                                           Finance at J.P. Morgan/Morgan Guaranty
                                           (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg++       Since 2003        Partner of Nyberg & Cassioppi, LLC., a law     47                  None.
Year of birth: 1953                        firm specializing in corporate law, estate
Trustee                                    planning and business transactions
                                           (2000-present). Formerly, Executive Vice
                                           President, General Counsel and Corporate
                                           Secretary of Van Kampen Investments
                                           (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Seizert, CFP+  Since 2003        Chief Executive Officer of Seizert Capital      3                  Former Director of
Year of birth: 1952                        Partners, LLC, where he directs the equity                         Loomis, Sayles and
Trustee                                    disciplines of the firm and serves as a                            Co., L.P.
                                           co-manager of the firm's hedge fund, Proper
                                           Associates, LLC (2000-present). Formerly,
                                           Co-Chief Executive (1998-1999) and a
                                           Managing Partner and Chief Investment
                                           Officer-Equities of Munder Capital
                                           Management, LLC (1995-1999). Former Vice
                                           President and Portfolio Manager of Loomis,
                                           Sayles & Co., L.P. (asset manager)
                                           (1984-1995). Former Vice President and
                                           Portfolio Manager at First of America Bank
                                           (1978-1984).
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Smart+        Since 2003        Managing Partner, Cordova, Smart & Williams,   3                   Director, Country
Year of birth: 1960                        LLC, Advisor First Atlantic Capital Ltd.,                          Pure Foods.
Trustee                                    (2001-present). Formerly, a Managing                               Chairman, Board of
                                           Director in Investment Banking-The Private                         Directors, Berkshire
                                           Equity Group (1995-2001) and a Vice                                Blanket, Inc.
                                           President in Investment Banking-Corporate                          President and
                                           Finance (1992-1995) at Merrill Lynch & Co.                         Chairman, Board of
                                           Founding Partner of The Carpediem Group,                           Directors,
                                           (1991-1992). Associate at Dillon, Read and                         Sqwincher Holdings.
                                           Co. (investment bank) (1988-1990).                                 Director, Sprint
                                                                                                              Industrial  Holdings.
                                                                                                              Co-chairman, Board
                                                                                                              of Directors, H2O
                                                                                                              Plus.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Tracy V. Maitland+0      Since 2003        President of Advent Capital                     3                  None.
Year of birth: 1960                        Management, LLC, which he founded
Trustee, President                         in 1995. Prior to June, 2001,
and Chief                                  President of Advent Capital
Executive Officer                          Management, a division of Utendahl
                                           Capital.
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++00     Since 2003        Attorney. Formerly, Senior Managing            46                  None.
Year of Birth: 1965                        Director and Chief Administrative
Trustee                                    Officer (2007-2008) and General
                                           Counsel (2001-2007) of Claymore
                                           Advisors, LLC and Claymore
                                           Securities, Inc. Formerly,
                                           Assistant General Counsel, John
                                           Nuveen and Company Inc.
                                           (1999-2000). Former Vice President
                                           and Associate General Counsel of
                                           Van Kampen Investments, Inc.
                                           (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

+    Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor,
     New York, NY 10018.

++   Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.

* After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     - Messrs. Maitland and Dalmaso, as a Class III Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

     - Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

     - Messrs. Smart, Nyberg and Black, as Class II Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
     The Claymore Fund Complex is overseen by multiple Boards of Trustees.

0 Mr. Maitland is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent
     Capital Management, LLC, the Fund's Advisor.

00 Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of, and his equity ownership in, the Fund's Servicing Agent and certain of its affiliates.


26 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund | SUPPLEMENTAL INFORMATION (unaudited) continued



OFFICERS

The Officers of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
F. Barry Nelson                     Since 2003              Co-Portfolio Manager at Advent Capital Management, LLC (June 2001-
Year of birth: 1943                                         present). Prior to June 2001, Mr. Nelson held the same position at
Vice President and                                          Advent Capital Management, a division of Utendahl Capital.
Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Robert White                        Since 2005              Chief Financial Officer, Advent Capital Management, LLC (July
Year of birth: 1965                                         2005-present). Previously, Vice President, Client Service Manager,
Treasurer and                                               Goldman Sachs Prime Brokerage (1997-2005).
Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Rodd Baxter                         Since 2003              General Counsel, Advent Capital Management, LLC (2002-present).
Year of birth: 1950                                         Formerly, Director and Senior Counsel, SG Cowen Securities Corp.
Secretary and                                               (1998-2002).
Chief Compliance Officer
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                         Semiannual Report | April 30, 2009 | 27

AVK | Advent Claymore Convertible Securities and Income Fund


Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.



28 | Semiannual Report | April 30, 2009

AVK | Advent Claymore Convertible Securities and Income Fund


Investment Management
AGREEMENT CONTRACT RE-APPROVAL | (unaudited)


INVESTMENT MANAGEMENT AGREEMENT RE-APPROVAL

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the "Fund"), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the "Management Agreement") with Advent Capital Management, LLC ("Advent") for the Fund.

More specifically, at a meeting held on March 31, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the re-approval of the Management Agreement.


NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Management Agreement. The Board reviewed and analyzed the responses of Advent to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by, personnel of Advent. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent, including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this connection, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent.


FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for the Fund on a market price and net asset value basis over various time periods. They also considered these results in comparison to the performance results of a group of other closed-end funds that was determined to be the most similar to the Fund in terms of investment strategy ("Peer Group").

The Board received and considered statistical information regarding the Fund's total expense ratios (based on net assets applicable to common shares) and their various components. They also considered comparisons of these expenses to the expense information for the Fund's Peer Group.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement.


INVESTMENT MANAGEMENT FEE RATES

The Board reviewed and considered the contractual investment management fee rates for the Fund ("Management Agreement Rate") payable by the Fund to Advent for investment management and advisory services. In addition, the Board reviewed and considered all fee waiver arrangements applicable to the Management Agreement Rate and considered the Management Agreement Rate after taking all applicable waivers into account (the "Net Management Rate").

Additionally, the Board received and considered information comparing the Management Agreement Rate (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The advisory fee paid on managed assets was below the median of the Peer Group due to fee waivers in effect. The expense ratio on common assets for the Fund (excluding interest expenses) was at the median on a gross basis and below the median on a net basis. These comparisons were also affected by fee waivers by peer funds and potentially by the extent of leverage. The Board also took note of the fact that the expense ratios of the Peer Group funds may have increased since the date as of which the information was presented, given the level of market declines in the fourth quarter of 2008 and the first quarter of 2009. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund's performance results and total expenses ranking relative to its Peer Group.


PROFITABILITY

The Board received and considered an estimated profitability analysis of Advent based on the Net Management Rates. The Board concluded that, in light of the costs of providing investment management services to the Fund, the profits and other ancillary benefits that Advent received with regard to providing these services to the Fund were not unreasonable.


ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale were diminished in the context of closed-end funds.


INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to its other clients.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Management Agreement was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Management Agreement.





                                         Semiannual Report | April 30, 2009 | 29

                       This Page Intentionally Left Blank.

AVK | Advent Claymore Convertible Securities and Income Fund


Fund INFORMATION |



BOARD OF TRUSTEES
Randall C. Barnes

Daniel Black

Nicholas Dalmaso*

Tracy V. Maitland**
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

*Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his former position as an officer of, and his equity ownership in, the Servicing Agent and certain of its affiliates.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his position as an officer of the Advisor.


OFFICERS

Tracy V. Maitland
President and Chief Executive Officer

F. Barry Nelson
Vice President and Assistant Secretary

Robert White
Treasurer and Chief Financial Officer

Rodd Baxter
Secretary and Chief Compliance Officer


INVESTMENT ADVISER
Advent Capital Management, LLC
New York, New York

SERVICING AGENT
Claymore Securities, Inc.
Lisle, Illinois

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

PREFERRED STOCK-
DIVIDEND PAYING AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
New York, New York


PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting Claymore's website at www.claymore.com/avk or by accessing the Fund's Form N-PX on the U.S. Securities & Exchange Commission's ("SEC") website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com/avk. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

In October 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.


                                         Semiannual Report | April 30, 2009 | 31

AVK | Advent Claymore Convertible Securities and Income Fund


ADVENT CAPITAL MANAGEMENT, LLC

Advent Capital Management, LLC ("Advent") is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent's investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

INVESTMENT PHILOSOPHY

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

INVESTMENT PROCESS

Advent manages securities by using a strict four-step process:

1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2    Analyze the quality of issues to help manage downside risk;

3    Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.



ADVENT CAPITAL MANAGEMENT, LLC
1065 Avenue of the Americas
New York, New York 10018


AVK
LISTED
NYSE


AVK-SAR-0409

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     (a)  Not applicable for a semi-annual reporting period.

     (b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this
          Item in the registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Not applicable.

     (a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

     (a)(3) Not Applicable.

     (b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    July 6, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    July 6, 2009

By:      /s/ Robert White
         -----------------------------------------------------------------------

Name:    Robert White

Title:   Treasurer and Chief Financial Officer

Date:    July 6, 2009